Exhibit 99.3

                       Arthur Andersen LLP
                            Suite 700
                        2301 McGee Street
                   Kansas City, MO 64108-2604

                        Tel: 816 802 5200



Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

February 11, 2002


Dear Sir/Madam:

We have read paragraphs (a), (b),(d), and (e) of Item 4 included in the Form 8-K dated February 11, 2002, of Northern Border Pipeline Company to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.


Very truly yours,

/s/ Arthur Andersen LLP



Copy to:
Mr. Jerry L. Peters
Chief Financial and Accounting Officer
Northern Border Pipeline Company